AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (this “Amendment”), entered into on, and effective as of July 17, 2018 (the “Effective Date”), is made by and  among SPARK HOLDCO, LLC (“HoldCo”), a Delaware limited liability company, SPARK ENERGY, LLC (“Spark”), a Texas limited liability company, SPARK ENERGY GAS, LLC (“SEG”), a Texas limited liability company, CENSTAR ENERGY CORP, a New York corporation (“CenStar”), CENSTAR OPERATING COMPANY, LLC, a Texas limited liability company (“Censtar Opco”), OASIS POWER, LLC, a Texas limited liability company (“Oasis”), OASIS POWER HOLDINGS, LLC, a Texas limited liability company (“Oasis Holdings”), ELECTRICITY MAINE, LLC, a Maine limited liability company (“Maine”), ELECTRICITY N.H., LLC, a Maine limited liability company (“NH”), PROVIDER POWER MASS, LLC, a Maine limited liability company (“Mass”), MAJOR ENERGY SERVICES LLC, a New York limited liability company (“Major”), MAJOR ENERGY ELECTRIC SERVICES LLC, a New York limited liability company (“Electric”), RESPOND POWER LLC, a New York limited liability company (“Respond”), PERIGEE ENERGY, LLC, a Texas limited liability company (“Perigee”), VERDE ENERGY USA, INC., a Delaware corporation (“Verde Inc.”), VERDE ENERGY USA COMMODITIES, LLC, a Delaware limited liability company (“Verde Commodities”), VERDE ENERGY USA CONNECTICUT, LLC, a Delaware limited liability company (“Verde Connecticut”), VERDE ENERGY USA DC, LLC, a Delaware limited liability company (“Verde DC”), VERDE ENERGY USA ILLINOIS, LLC, a Delaware limited liability company (“Verde Illinois”), VERDE ENERGY USA MARYLAND, LLC, a Delaware limited liability company (“Verde Maryland”), VERDE ENERGY USA MASSACHUSETTS, LLC, a Delaware limited liability company (“Verde Massachusetts”), VERDE ENERGY USA NEW JERSEY, LLC, a Delaware limited liability company (“Verde New Jersey”), VERDE ENERGY USA NEW YORK, LLC, a Delaware limited liability company (“Verde New York”), VERDE ENERGY USA OHIO, LLC, a Delaware limited liability company (“Verde Ohio”), VERDE ENERGY USA PENNSYLVANIA, LLC, a Delaware limited liability company (“Verde Pennsylvania”), VERDE ENERGY USA TEXAS HOLDINGS, LLC, a Delaware limited liability company (“Verde Texas Holdings”), VERDE ENERGY USA TRADING, LLC, a Delaware limited liability company (“Verde Trading”), VERDE ENERGY SOLUTIONS, LLC, a Delaware limited liability company (“Energy Solutions”), VERDE ENERGY USA TEXAS, LLC, a Texas limited liability company (fka Potentia Energy, LLC) (“Verde Texas”), and HIKO ENERGY, LLC, a New York limited liability company (“Hiko”) (jointly, severally and together, the “Co-Borrowers,” and each individually, a “Co-Borrower”), SPARK ENERGY, INC. (“Parent”), a Delaware corporation, the Issuing Banks party hereto, COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, and each financial institution (other than the Exiting Bank as defined in Section 2 below) which is a party hereto (collectively, the “Banks”) and, solely for purposes of Section 2, BROWN BROTHERS HARRIMAN & CO., as Exiting Bank (as defined in Section 2 below). Capitalized terms used herein but not defined herein shall have the meanings specified by the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Co-Borrowers, the Parent, the Agent, and the Banks have entered into the Credit Agreement dated as of May 19, 2017 (as amended by the Amendment No. 1 dated as of November 2, 2017, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to make certain amendments to the Credit Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
SECTION 1. Amendments.

(a)
The cover page of the Credit Agreement is hereby amended by replacing “BBVA Compass, as Syndication Agent,” with “BBVA Compass and BOKF, NA, a National Banking Association dba Bank of Texas, as co-Syndication Agents,”.

(b)	Clause (x)(1) in the proviso at the end of the definition of “Borrowing Base Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended by replacing “25,000,000” with “$35,000,000”.

(c)	Clause (b)(i) of the definition of “Bridge Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended by replacing “$37,500,000” with “$48,125,000”.

(d)	The definition of “Cure Period” in Section 1.01 of the Credit Agreement is hereby amended by replacing “Subsection 7.09(c)” with “Subsection 7.09(d)”.

(e)	The definition of “Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing “May 19, 2019” with “May 19, 2020”.

(f)	The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by replacing “Class A Buyback” with “Share Buyback”.

(g)	The definitions of “Issuing Bank” and “Issuing Bank Sub-Limit” in Section 1.01 of the Credit Agreement are hereby amended and restated as follows:
“Issuing Bank” means Rabobank and any of its Affiliates, Compass Bank and any of its Affiliates, Credit Agricole Corporate & Investment Bank and any of its Affiliates, and any other Bank or any Affiliate of any Bank that has requested and has received Agent’s consent to Issue Letters of Credit hereunder, in such Bank’s or Affiliate’s capacity as an issuer of one or more Letters of Credit hereunder.
“Issuing Bank Sub-Limit” means, with respect to each Issuing Bank, the limit set opposite such Issuing Bank under the heading “Sub-Limit” in the table below or such other amount as may be agreed to in writing by the Co-Borrowers, the Agent and the applicable Issuing Bank:

Issuing Bank	Sub-Limit
Rabobank	$50,000,000
Credit Agricole Corporate & Investment Bank	$50,000,000
Compass Bank	$30,000,000

(h)	The definition of “L/C Caps” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“L/C Caps” means the following sub-limit caps upon L/C Obligations under particular types of Letters of Credit Issued as follows:
(a)    Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of up to 90 days - $192,500,000.
(b)    Documentary and Standby Letters of Credit issued for the purpose of financing the purchase of Product and Performance Standby Letters of Credit, in each case with terms of greater than 90 days and up to 365 days - $115,500,000 in the aggregate.
Provided that, any Letters of Credit that do not match the terms stated above due to the inclusion of an automatic renewal provision shall be permitted as long as the maximum number of days required for notice of non-renewal is ninety (90) days for Performance Standby Letters of Credit, and sixty (60) days for all other types of Letters of Credit. If Commitments are increased pursuant to Section 2.02(a), (a) the L/C Cap set forth in clause (a) above shall be increased on a dollar-for-dollar basis in an amount equal to any such increase; provided that, in no event shall the L/C Cap set forth in clause (a) above exceed $250,000,000 and (b) the L/C Cap set forth in (b) above shall be increased by an amount equal to 60% of any such increase; provided that, in no event shall the L/C Cap set forth in clause (b) above exceed $150,000,000. Such increases to be notified to the Co-Borrowers and the Banks pursuant to Section 2.02(a)(iii).

(i)	The definition of “Maximum Bridge Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Maximum Bridge Advance Cap” means $48,125,000, as such amount may be increased pursuant to Section 2.02(b).

(j)	The definition of “Maximum Working Capital Advance Cap” in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:
“Maximum Working Capital Advance Cap” means $192,500,000, as such amount may be increased pursuant to Section 2.02(b).

(k)	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

“Preferred Stock Buyback” means one or more normal course purchases, exchange offers or tender offers by Parent whereby Parent may redeem or otherwise repurchase for cancellation up to $92,681,400 of Parent’s shares of preferred stock in the aggregate for all such purchases.

“Second Amendment Effective Date” means July 17, 2018.

“Senior Secured Leverage Ratio” means, as of any date, the ratio of (a) all Indebtedness of the Loan Parties on a Consolidated basis that is secured by a Lien on any Property of any Loan Party, as of such date (including the Effective Amount of all Loans then outstanding (but, in any case, limited to 50% of the Effective Amount of the L/C

Obligations attributable to Performance Standby Letters of Credit) but excluding, for avoidance of doubt, Subordinated Debt permitted by Section 7.13(c)) to (b) Adjusted EBITDA for the most recent twelve (12) month period then ended.

“Share Buyback” means either the Class A Buyback or the Preferred Stock Buyback.

(l)	Section 2.02(a)(i) of the Credit Agreement is hereby amended by replacing “$200,000,000” with “$250,000,000”.

(m)	Section 2.02(a)(iii) of the Agreement is hereby amended by replacing the third sentence of such clause in its entirety as follows:
In addition, to the extent required by the applicable Bank, a Responsible Officer shall execute and deliver to the Agent, for each Bank being added to this Agreement, a Note payable to such new Bank in the principal amount of the Commitment of such Bank, and for each Bank increasing its Commitment, a replacement Note payable to such Bank, in the principal amount of the increased Commitment of such Bank.

(n)	Section 2.02(b) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(b)    Increase in Maximum Working Capital Advance Cap, Maximum Bridge Advance Cap, and L/C Cap.
(i)    In connection with any such increase in Commitments under clause (a) above, the Maximum Working Advance Capital Cap and Maximum Bridge Advance Cap shall increase as follows:
(1)    the Maximum Working Capital Advance Cap shall increase in an amount equal to 100% of the increase in Commitments in excess $192,500,000; provided that, in no event shall the Maximum Working Capital Advance Cap exceed $250,000,000.
(2)    the Maximum Bridge Advance Cap shall increase in an amount equal to 25% of the increase in Commitments in excess $192,500,000; provided that, in no event shall the Maximum Bridge Advance Cap exceed $62,500,000.
(ii)    In connection with any such increase in Commitments under clause (a) above, (A) clause (a) of the L/C Cap shall be increased on a dollar-for-dollar basis in an amount equal to any such increase in excess $192,500,000; provided that, in no event shall clause (a) of the L/C Cap exceed $250,000,000, and (B) clause (b) of the L/C Cap shall be increased by an amount equal to 60% of any such increase in excess $192,500,000; provided that, in no event shall clause (b) the L/C Cap exceed $150,000,000.

(o)
Section 2.07(c) and (e) of the Credit Agreement is hereby amended by replacing all references to “Borrowing Base Advance Cap” with “Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b)”.

(p)	Section 2.07(f)(ii) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:

(ii)Dispositions (not including Dispositions described in (i) above) not exceeding $5,000,000 in the aggregate during any twelve (12) month period.

(q)	Section 3.08(d) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(d)    The Co-Borrowers shall pay to each Issuing Bank, for its own account, a letter of credit fronting fee with respect to each of the Letters of Credit Issued hereunder by such Issuing Bank equal to 0.30% per annum times the undrawn maximum amount of such Letter of Credit for the number of days such Letter of Credit is outstanding, calculated on a 360‑day basis, taking into consideration all increases, decreases or extensions thereto. Such amount shall be computed on a quarterly basis in arrears as of the last Business Day of each fiscal quarter based upon each Letter of Credit outstanding during that fiscal quarter and only for the days each such Letter of Credit is outstanding during that fiscal quarter as calculated by such Issuing Bank and payable quarterly in arrears.

(r)	Section 7.02(b) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(b)    delivered within fifteen (15) Business Days of the last day of each month, a Collateral Position Report calculated as of the last day of such month, certified by a Responsible Officer of HoldCo, who is authorized to act on behalf of the Loan Parties, and at such other times as the Agent may request; provided, however, if the excess Collateral Position as shown on the most recent Collateral Position Report is less than the greater of $10,000,000 and 10% of clause (b) of the Borrowing Base Advance Cap, then Collateral Position Reports calculated as of the 15th and last day of each month shall be delivered within fifteen (15) Business Days of the 15th and last day of such month, until such time as the excess Collateral Position is equal to or greater than the greater of $10,000,000 and 10% of clause (b) of the Borrowing Base Advance Cap (in which case reporting will revert to the last day of each month); provided further, that Holdco may, with the consent of the Agent (in its sole discretion), deliver to the Agent a collateral position report and such other information reflecting the eligible assets and liabilities of the Loan Parties necessary to calculate an updated Borrowing Base Advance Cap, in each case, in form and substance satisfactory to the Agent in its sole discretion.

(s)	Section 7.02 of the Credit Agreement is hereby amended by (i) relettering clauses (s) and (t) as clauses (t) and (u), respectively, and (ii) inserting new clause (s) as follows:

(s)    not less than three (3) Business Days prior to making any payments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise), in respect of any Indebtedness permitted by Section 7.13(l), a certificate certified by a Responsible Officer of HoldCo (i) certifying that the conditions set forth in Section 7.31(c) will have been met after giving effect to such payment, together with calculations and any supporting documentation demonstrating such pro forma compliance with Section 7.09 in form and substance reasonably satisfactory to the Agent, and (ii) setting forth the amount and date of such payment;

(t)	Section 7.07(a) of the Credit Agreement is hereby amended by:

(i)    relettering clause (v) as clause (iv) and replacing such clause as follows:

(iv)    any Share Buyback,

(ii)    relettering clauses (vi) and (vii) as clause (v) and (vi), respectively.

(u)	Section 7.09 of the Credit Agreement is hereby amended by:
(i)     replacing clause (b) of such Section in its entirety as follows:
(b)    Total Leverage Ratio. Parent shall not permit as of the last day of any month, commencing the first month-end after the Second Amendment Effective Date, the ratio of (i) all Indebtedness of the Loan Parties on a Consolidated basis, on such date (excluding (x) the Subordinated Debt permitted by Section 7.13(c) and (y) the Effective Amount of the L/C Obligations) to (ii) Adjusted EBITDA for the most recent twelve (12) month period then ended to be more than 2.50 to 1.00.
(ii)    relettering clause (c) as clause (d);
(iii)    replacing the two references to “Section 7.09(c)” with “Section 7.09(d)” in new clause (d);
(iv)    inserting new clause (c) as follows:
(c)    Maximum Senior Secured Leverage Ratio. Parent shall not permit, as of the last day of any month, commencing the first month-end after the Second Amendment Effective Date, the Senior Secured Leverage Ratio as such date, to be more than 1.85 to 1.00.

(v)	Section 7.10(o) of the Credit Agreement is hereby amended by replacing “$7,000,000” with “$8,000,000”.

(w)	Section 7.12(j) of the Credit Agreement is hereby amended by replacing clause (iii) in its entirety as follows:
(iii)    (A) after giving effect to such Equity Investment, the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed 90% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b) and (B) without the prior written consent of the Majority Banks, such Equity Investments plus outstanding Affiliate Obligations do not exceed $20,000,000 (less Major MIPA Payments made pursuant to Section 7.12(k) unless such Major MIPA Payments are made with cash distributions received by the Major Companies) in the aggregate at any time outstanding; and

(x)	Section 7.12(l) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:

(l)    Loans to Affiliates resulting in an Affiliate Obligation so long as after giving effect to such Loan to an Affiliate, the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed 90% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b); provided that outstanding Affiliate Obligations plus Equity Investments plus Major MIPA Payments made pursuant to Section 7.12(k) (unless such Major MIPA Payments are made with cash distributions by the Major Companies) may not exceed $20,000,000 in the aggregate at any time outstanding without the prior written consent of the Majority Banks;

(y)
Section 7.13 of the Credit Agreement is hereby amended by (i) deleting “and” at the end of clause (j), (ii) replacing “.” with “; and” at the end of clause (k), and (iii) adding a new clause (l) as follows:

(l)    other unsecured Indebtedness so long as (i) no Default or Event of Default has occurred and is continuing at the time thereof or would be caused thereby, (ii) at the time thereof and after giving effect thereto, the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed the Borrowing Base Advance Cap, (iii) such Indebtedness does not require any scheduled amortization of principal or at any time have a maturity date prior to one year after the Expiration Date, (iv) after giving effect to the incurrence of such Indebtedness, the Loan Parties shall be in pro forma compliance with the financial covenants in Section 7.09, (v) after giving effect to the incurrence of such Indebtedness, the Loan Parties demonstrate projected pro forma compliance with the financial covenants in Section 7.09 through the Expiration Date based on projections through the Expiration Date delivered to the Agent in connection with such incurrence which projections shall be in form and substance satisfactory to the Agent in its sole discretion; provided that, in the case of unsecured Indebtedness issued pursuant to an at-the-market or other similar bond issuance program, the Loan Parties shall demonstrate projected pro forma compliance upon the initial offering of any such indebtedness (and assuming all indebtedness capable of being issued under such program has been issued as of such date) and at such other times as requested by the Agent (and, in any event, no later than the third month anniversary of the most recent pro forma certificate provided pursuant to this clause (v) for any such programs with a tenor of more than three (3) months), (vi) the covenants and events of default contained in the documentation governing such Indebtedness are not more restrictive than the corresponding terms of this Agreement and the other Loan Documents, (vii) the documents governing such Indebtedness do not contain any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption of such Indebtedness in priority to the Loans, and (viii) such Indebtedness does not prohibit prior repayment of the Loans.

(z)	Section 7.15(f) of the Credit Agreement is hereby amended by replacing such clause in its entirety as follows:
(f)    consummate any Share Buyback, provided that, before and immediately after giving effect thereto, (i) no Default or Event of Default would exist, (ii) the Loan Parties are in pro forma compliance with the financial covenants in Section 7.09, and (iii) the Effective Amount of all Loans then outstanding plus the Effective Amount of all L/C Obligations does not exceed 90% of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b).

(aa)	Section 7.31 of the Credit Agreement is hereby amended by (i) retitling such section as “Subordinated Debt; Other Unsecured Debt” and (ii) inserting new clause (c) as follows:
(c)    Make any payments on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise), interest, fees or other amounts in respect of Indebtedness permitted by Section 7.13(l), unless (i) no Default or Event of Default has occurred and is continuing or would result from such payment, (ii) Parent is in pro forma compliance with the financial covenants in Section 7.09 before and after giving effect to such payment and (iii) before and after giving effect to such payment, (A) the amount calculated under clause (b) of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b) minus (B) the Effective Amount of the Loans plus the Effective Amount of all L/C Obligations is no less than the greater of (x) $10,000,000 and (y) 10% of the amount calculated under clause (b) of the Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b).

(ab)	Section 9.08 of the Credit Agreement is hereby amended by inserting “any” immediately before “Syndication Agent”.

(ac)
Section 10.01(a)(x) of the Credit Agreement is hereby amended by replacing “Borrowing Base Advance Cap” with “Borrowing Base Advance Cap determined as of the Collateral Position Report most recently received by the Agent pursuant to Section 7.02(b)”.

(ad)	Schedule 2.01 (Commitments) to the Credit Agreement is hereby replaced with Schedule 2.01 (Commitments) attached as Annex A to this Amendment.

(ae)	Schedule 6.15 (Organization Structure) to the Credit Agreement is hereby replaced with Schedule 6.15 (Organization Structure) attached as Annex B to this Amendment.

(af)
Schedule 6.18 (Deposit Accounts, Securities Accounts and Brokerage Accounts) to the Credit Agreement is hereby replaced with Schedule 6.18 (Deposit Accounts, Securities Accounts and Brokerage Accounts) attached as Annex C to this Amendment.

(ag)	Schedule 7.18 (Location of Inventory) to the Credit Agreement is hereby replaced with Schedule 7.18 (Location of Inventory) attached as Annex D to this Amendment.

(ah)	Exhibit E (Form of Compliance Certificate) to the Credit Agreement is hereby replaced with Exhibit E (Form of Compliance Certificate) attached as Annex E to this Amendment.
SECTION 2.Exiting Bank; Commitment Reallocation.
(a)    In connection with this Amendment, Brown Brothers Harriman & Co. (the “Exiting Bank”) is exiting the facility. Each of the Exiting Bank, the Banks, and the Agent have agreed among themselves, in consultation with the Borrower, to effectuate an assignment and assumption, effective as of the Effective Date, with respect to the Exiting Bank’s (i) rights and obligations in its capacity as a “Bank” under the Credit Agreement and any other Loan Document to the extent related to all or any of such outstanding rights and obligations of the Exiting Bank under the Credit Agreement and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Exiting Bank (in its capacity as a “Bank” under the Loan Documents) against any Person, whether known or unknown, arising under or in connection with the Loan Documents or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned pursuant to clauses (a) and (b) above being referred to herein collectively as the “Assigned Interests”) in order to, among other things, remove the Exiting Bank as a “Bank” under the Loan Documents and to reallocate the Exiting Bank’s “Commitments” (as defined in the Credit Agreement, the “Exiting Bank Commitments”), “Loans” (as defined in the Credit Agreement, the “Exiting Bank Loans”) and “L/C Obligations” (as defined in the Credit Agreement, the “Exiting Bank L/C Obligations”) among the Banks. As such, the Exiting Bank hereby irrevocably sells and assigns to the Banks, WITHOUT RECOURSE AND WITHOUT REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, except as expressly provided below, and each Bank hereby irrevocably purchases and assumes from Exiting Bank, subject to the terms of this Section 2, the Assigned Interests. The Exiting Bank shall, to the extent provided in this Section 2, on the Effective Date, relinquish its rights and be released from its obligations under the Credit Agreement, provided that nothing contained herein shall release the Co-Borrowers from any indemnity in favor of the Exiting Bank to the extent such indemnity would otherwise expressly continue to apply to any Indemnitee under the Loan Documents following assignment of its interest in the Assigned Interests. The parties hereto hereby consent to the Exiting Bank’s assignment of the Assigned Interests to the Banks and the assumption by the Banks of such Assigned Interests and the reallocation of the Exiting Bank Commitments, the Exiting Bank Loans and the Exiting Bank L/C Obligations in accordance with this Section 2. The Exiting Bank hereby makes the representations and warranties applicable to an assignor and each Bank hereby makes the representations and warranties applicable to an assignee, in each case in the form of Assignment and Acceptance attached as Exhibit I to the Credit Agreement as if such representations and warranties were set forth fully herein.
(b)    To settle the foregoing assignments among the Exiting Bank and the Banks:

(1)
subject to the terms and conditions in this Amendment, on the Effective Date, each Bank shall make a Loan in an amount equal to its pro rata share of the outstanding principal amount of the Exiting Bank’s Loans;

(2)
to effect the purchase of the Assigned Interests by the Banks from the Exiting Bank, the Agent shall promptly after receipt of the proceeds of such Loans transfer in immediately available funds to the Exiting Bank its share of such Loan proceeds

(3)
on the Effective Date, the Borrower shall transfer in immediately available funds to the Agent all accrued, but unpaid interest, fees and other amounts payable to the Exiting Bank as of the Effective Date under the Credit Agreement; and

(4)
the Agent shall promptly after receipt from the Borrower transfer in immediately available funds to the Exiting Bank its share of the accrued, but unpaid interest, fees and other amounts payable to the Exiting Bank as of the Effective Date under the Credit Agreement and retain for its own account any amounts received from the Borrower and payable to the Agent or the Banks; provided, that the Exiting Bank hereby waives any right to receive any payments under Section 4.03 of the Credit Agreement as a result of the payments made pursuant to this Section 2.
(c)    The parties hereto hereby waive any variances between this Section 2 and the form of Assignment and Acceptance attached as Exhibit I to the Credit Agreement, and the Agent agrees to waive the processing and recordation fee set forth in Section 10.07(b)(iv) of the Credit Agreement and of this Amendment, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived); and
(d)    Simultaneously with the effectiveness of this Amendment, after giving effect to the assignments and assumptions of the Assigned Interests described above, the Commitments of each Bank shall be as set forth on Schedule 2.01 attached hereto and the amount of all outstanding Loans and L/C Obligations shall be reallocated among the Banks in accordance with their respective Commitments.
SECTION 3.    Conditions to Effectiveness. This Amendment shall be effective as of the Effective Date upon the satisfaction of the following conditions precedent:
(a)Documentation.
(i)    The Agent shall have received counterparts hereof duly executed by the Loan Parties, the Agent, the Issuing Banks, and the Banks.
(ii)    The Agent shall have received copies of the resolutions of each Loan Party authorizing the transactions contemplated hereby, certified as of the Effective Date by a Responsible Officer of such Loan Party
(iii)    The Agent shall have received a certificate of a Responsible Officer of each Loan Party certifying the names and true signatures of any Responsible Officers of such Loan Party who are authorized to act on behalf of each Loan Party.
(iv)    The Agent shall have received the certificate of incorporation, certificate of formation, or certificate of limited partnership, as applicable, of each Loan Party as in effect on the Effective Date, each certified by the Secretary of State of each such Person’s state of organization, the bylaws, regulations, operating agreement or partnership agreement, as applicable, of each Loan Party, each certified by a Responsible Officer of such Loan Party as a true and correct copy thereof as of the Effective Date, and evidence satisfactory to the Agent, that each Loan Party is in good standing under the laws of its state of organization.
(v)    The Agent shall have received evidence of insurance required to be maintained by the Loan Parties hereunder, which certificates shall name the Agent as additional insured and loss payee, as applicable.
(vi)    The Agent shall have received all documentation and other information requested by the Agent, any Issuing Bank, or any Bank that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA Patriot Act.
(b)    Fees and Expenses. The Agent shall have received evidence of payment by the Co-Borrowers of all fees, costs and expenses to the extent then due and payable on or prior to the Effective Date, together with Attorney Costs.
SECTION 4.    Representations and Warranties. Each of the Co-Borrowers hereby represents and warrants that after giving effect hereto:
(a)    The execution, delivery and performance by each Loan Party of this Amendment, have been duly authorized by all necessary corporate or limited liability company action, as applicable, and do not and will not contravene, conflict with or result in any breach or contravention of, or the creation of any Lien under any of such Loan Party’s organizational and governing documents, or any document evidencing any contractual obligation to which such Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which such Loan Party or its property is subject or any Requirement of Law, to the extent any such contravention, conflict or breach has or could reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(b)    The representations and warranties of the Loan Parties contained in the Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which representation and warranty shall be true and correct in all respects) on and as of the Effective Date (except to the extent such representations and warranties relate solely to an earlier date) and after giving effect to this Amendment.
(c)    No event has occurred and is continuing which constitutes a Default, an Event or Default or both.
SECTION 5.    Termination of Fee Letter – Letter of Credit Fronting Fee. Each of (a) the Loan Parties and (b) Coöperatieve Rabobank U.A., New York Branch and Compass Bank, as Issuing Banks, agree that (i) on and after the Effective Date, all letter of credit fronting fees attributable to Letters of Credit shall be calculated in accordance with Section 3.08(d) of the Credit Agreement (as amended hereby) and (ii) upon payment in full of all accrued but unpaid fees under the Fee Letter – Letter of Credit Fronting Fee dated November 30, 2017 among the Co-Borrowers named therein and Coöperatieve Rabobank U.A., New York Branch and Compass Bank, as Issuing Banks, (the “LC Fee Letter”), the LC Fee Letter shall be terminated and of no further force and effect.
SECTION 6.    Ratification of Obligations; Reaffirmation of Guaranty Agreement and Liens. Each of the Loan Parties hereby ratifies and confirms its Obligations under the Credit Agreement and the other Loan Documents and acknowledges that all other terms, provisions and conditions of the Credit Agreement and the other Loan Documents remain unchanged (except as modified hereby) and are in full force and effect. The Parent hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty Agreement are in full force and effect and that it continues to unconditionally and irrevocably guarantee the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of all of the Obligations. Each Loan Party hereby ratifies, confirms, acknowledges and agrees that all Liens now or hereafter held by the Agent for the benefit of the Secured Parties as security for payment of the Obligations remain in full force and effect.
SECTION 7.    Governing Law. This Amendment shall be construed in accordance with, and this Amendment, and all matters arising out of or relating in any way whatsoever to this Amendment (whether in contract, tort, or otherwise) shall be governed by, the law of the State of New York, other than those conflict of law provisions that would defer to the substantive laws of another jurisdiction. This governing law election has been made by the parties in reliance (at least in part) on Section 5-1401 of the General Obligation Law of the State of New York, as amended (as and to the extent applicable), and other applicable law.
SECTION 8.    Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 9.    Loan Document. This Amendment is a Loan Document.
SECTION 10.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 11.    Entire Agreement. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO, AND SUPERSEDES ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF.
SECTION 12.    Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CO-BORROWERS:

SPARK HOLDCO, LLC,
SPARK ENERGY, LLC
SPARK ENERGY GAS, LLC,
CENSTAR ENERGY CORP,
CENSTAR OPERATING COMPANY, LLC,
OASIS POWER, LLC,
OASIS POWER HOLDINGS, LLC,
ELECTRICITY MAINE, LLC,
ELECTRICITY N.H., LLC,
PROVIDER POWER MASS, LLC,
MAJOR ENERGY SERVICES LLC,
MAJOR ENERGY ELECTRIC SERVICES LLC,
RESPOND POWER LLC,
PERIGEE ENERGY, LLC,
VERDE ENERGY USA, INC.,
VERDE ENERGY USA COMMODITIES, LLC,
VERDE ENERGY USA CONNECTICUT, LLC,
VERDE ENERGY USA DC, LLC,
VERDE ENERGY USA ILLINOIS, LLC,
VERDE ENERGY USA MARYLAND, LLC,
VERDE ENERGY USA MASSACHUSETTS, LLC,
VERDE ENERGY USA NEW JERSEY, LLC,
VERDE ENERGY USA NEW YORK, LLC,
VERDE ENERGY USA OHIO, LLC,
VERDE ENERGY USA PENNSYLVANIA, LLC,
VERDE ENERGY USA TEXAS HOLDINGS, LLC,
VERDE ENERGY USA TEXAS, LLC,
VERDE ENERGY USA TRADING, LLC,
VERDE ENERGY SOLUTIONS, LLC,
HIKO ENERGY, LLC

Each By: /s/ Gil Melman
Name: Gil Melman
Title: Vice President and General Counsel

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

PARENT:

SPARK ENERGY, INC.,

By: /s/ Gil Melman
Name: Gil Melman
Title: Vice President and General Counsel

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

BANKS:

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH, as Agent, an Issuing Bank and a Bank

By: /s/ Jan Hendrik de Graaff
Name: Jan Hendrik de Graaff
Title: Managing Director

By: /s/ Chung-Taek Oh                        Name: Chung-Taek Oh
Title: Executive Director

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

BOKF, NA, A NATIONAL BANKING ASSOCIATION DBA BANK OF TEXAS, as a Bank

By: /s/ Chris Frey
Name: Chris Frey
Title: AVP, Commercial Banking

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

COMPASS BANK, as an Issuing Bank and a Bank

By: /s/ Collis Sander
Name: Collis Sander
Title: Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

WOODFOREST NATIONAL BANK, as a Bank

By: /s/ Andy Gaines
Name: Andy Gaines
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Bank and an Issuing Bank

By: /s/ Zali Win
Name: Zali Win
Title: Managing Director

By: /s/ Christine Jang
Name: Christine Jang
Title: Senior Associate

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

GREEN BANK, as a Bank

By: /s/ J. Cory LeBouf
Name: J. Cory LeBouf
Title: Executive Vice President

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

HANCOCK WHITNEY BANK, as a Bank

By: /s/ Nathaniel Ellis
Name: Nathaniel Ellis
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

ZB, N.A. DBA AMEGY BANK, as a Bank

By: /s/ Ryan Kim
Name: Ryan Kim
Title: AVP

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

The undersigned are executing this Amendment for the sole purpose of Section 2 hereof.

BROWN BROTHERS HARRIMAN & CO., as the Exiting Bank

By: /s/ Lewis Hart
Name: Lewis Hart
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement
Spark Holdco, LLC, et al.

Annex A

[See attached.]

SCHEDULE 2.01
COMMITMENTS
Commitments

Coӧperatieve Rabobank U.A., New York Branch	$32,500,000.00	16.88%
BOKF, NA	$32,500,000.00	16.88%
Compass Bank	$30,000,000.00	15.58%
Woodforest National Bank	$30,000,000.00	15.58%
Credit Agricole Corporate & Investment Bank	$20,000,000.00	10.39%
Whitney Bank	$17,500,000.00	9.09%
ZB, N.A. DBA Amegy Bank	$15,000,000.00	7.79%
Green Bank, N.A.	$15,000,000.00	7.79%
	$192,500,000.00	100.00%

Annex B

[See attached.]

SCHEDULE 6.15
SUBSIDIARIES AND EQUITY INVESTMENTS

1.	Spark Energy, Inc.:

(a)	Spark HoldCo, LLC (8,059,848 Membership Units; Sole Managing Member)

2.	Spark HoldCo, LLC:

(a)	Spark Energy Gas, LLC (100% Membership Interest)

(b)	Spark Energy, LLC (100% Membership Interest)

(c)	CenStar Energy Corp (100% common Equity Interest)

(d)	Censtar Operating Company, LLC (100% Membership Interest)

(e)	Oasis Power Holdings, LLC (100% Membership Interest)

(f)	Oasis Power, LLC (100% Membership Interest)

(g)	Major Energy Services, LLC (100% Membership Interest)

(h)	Major Energy Electric Services, LLC (100% Membership Interest)

(i)	Respond Power, LLC (100% Membership Interest)

(j)	Electricity Maine, LLC (100% Membership Interest)

(k)	Electricity N.H., LLC (100% Membership Interest)

(l)	Provider Power Mass, LLC (100% Membership Interest)

(m)	Perigee Energy, LLC (100% Membership Interest)

(n)	Hiko Energy, LLC (100% Membership Interest)

(o)	Verde Energy USA, Inc. (100% common Equity Interest)

(p)	Verde Energy USA Connecticut, LLC (100% Membership Interest)

(q)	Verde Energy USA DC, LLC (100% Membership Interest)

(r)	Verde Energy USA Illinois, LLC (100% Membership Interest)

(s)	Verde Energy USA Maryland, LLC (100% Membership Interest)

(t)	Verde Energy USA Massachusetts, LLC (100% Membership Interest)

(u)	Verde Energy USA New Jersey, LLC (100% Membership Interest)

(v)	Verde Energy USA New York, LLC (100% Membership Interest)

(w)	Verde Energy USA Ohio, LLC (100% Membership Interest)

(x)	Verde Energy USA Pennsylvania, LLC (100% Membership Interest)

(y)	Verde Energy Solutions, LLC (100% Membership Interest)

(z)	Verde Energy USA Commodities, LLC (100% Membership Interest)

(aa)	Verde Energy USA Trading, LLC (100% Membership Interest)

(bb)	Verde Energy USA Texas Holdings, LLC (100% Membership Interest)

(cc)	Verde Energy USA Texas, LLC (100% Membership Interest)

3.	Spark Energy Gas, LLC: NONE

4.	Spark Energy, LLC: NONE

5.	CenStar Energy Corp:

(a)	Verde Energy USA, Inc. (100% common Equity interest)

6.	Censtar Operating Company, LLC: NONE

7.	Oasis Power Holdings, LLC:

(a)	Oasis Power, LLC (100% Membership interest)

8.	Major Energy Services, LLC: NONE

9.	Major Energy Electric Services, LLC: NONE

10.	Respond Power, LLC: NONE

11.	Electricity Maine, LLC: NONE

12.	Electricity N.H., LLC: NONE

13.	Provider Power Mass, LLC: NONE

14.	Perigee Energy, LLC: NONE

15.	Hiko Energy, LLC

16.	Verde Energy USA, Inc.: NONE

17.	Verde Energy USA Connecticut, LLC: NONE

18.	Verde Energy USA DC, LLC: NONE

19.	Verde Energy USA Illinois, LLC: NONE

20.	Verde Energy USA Maryland, LLC: NONE

21.	Verde Energy USA Massachusetts, LLC: NONE

22.	Verde Energy USA New Jersey, LLC: NONE

23.	Verde Energy USA New York, LLC: NONE

24.	Verde Energy USA Ohio, LLC: NONE

25.	Verde Energy USA Pennsylvania, LLC: NONE

26.	Verde Energy Solutions, LLC: NONE

27.	Verde Energy USA Commodities, LLC: NONE

28.	Verde Energy USA Trading, LLC: NONE

29.	Verde Energy USA Texas Holdings, LLC:

(a)	Verde Energy USA Texas, LLC (100% Membership interest)

30.	Verde Energy USA Texas, LLC: NONE

Annex C

[See attached.]

SCHEDULE 6.18
DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND HEDGING ACCOUNTS

A. Deposit Accounts and Securities Accounts
Spark Energy Gas, LLC
BBVA Compass Bank Account Nos.:
Wells Fargo Account Nos.:
Spark Energy, LLC
BBVA Compass Bank Account Nos.:
Spark HoldCo, LLC
BBVA Compass Bank Account No.:
Spark Energy, Inc.
BBVA Compass Bank Account No.:
CenStar Energy Corp.
BBVA Compass Bank Account No.:
Censtar Operating Company, LLC
BBVA Compass Bank Account No.:
Oasis Power, LLC
BBVA Compass Bank Account Nos.:
Electricity Maine, LLC
BBVA Compass Bank Account Nos.:
Major Energy Services, LLC
Citibank Account Nos.:
BBVA Compass Bank Account Nos.:
Major Energy Electric Services, LLC
Citibank Account Nos.:
Respond Power, LLC
Citibank Account Nos.:

Perigee Energy, LLC
Citibank Account Nos.:
B. Hedging Accounts
Spark Energy Gas, LLC
ABN Amro Account No.:
Spark Energy, LLC
ABN Amro Account No.:

Annex D

[See attached.]

SCHEDULE 7.18
LOCATIONS OF INVENTORY
Spark Energy Gas, LLC:

ANR Osceola, Clare & Montcalm County	Egan Acadia County (LA)
Baltimore Gas & Electric (BG&E) Baltimore County	KMTP Jackson, TX
Carthage Panola, TX	Moss Bluff Liberty County (TX)
Columbia Ohio Richland, Franklin, Montgomery, Hocking, Vinton & Guernse County	NIMO - National Grid Suffolk, MA
Dominion East Ohio Wayne, Stark & Summit county	National Fuel Onondaga & Kings (NY)

Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)	Natural Gas Pipeline Co. (NGPL) Douglas (IL), Shelby (IL), Kankake (IL), Iowa (IA) & Louisa (IA) County
Nicor Troy Grove Storage Field 169 N 36th Road Mendota, IL 61342	San Diego Gas & Electric (SDG&E) San Diego County, CA
Nipsco Cass County	SOCAL Los Angeles County, CA
Northshore Lake & Cook County (IL)	Tennessee Gas Pipeline (TGP) Ellisburg-Northern Storage Potter’s County, PA
Panhandle Eastern Pipeline (PEPL) Livingston County	Tetco Juniata, PA

PG&E San Joaquin & Costa County, CA	Washington 10 Macomb County (MI)
PGL&C Cook County (IL)

CenStar Energy Corp:

Dominion East Ohio Wayne, Stark & Summit county	NYSEG - Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)
NYSEG - Columbia Gas Transmission Richland, Franklin, Montgomery, Hocking, Vinton & Guernse County	RG&E - Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)

OASIS POWER:

Baltimore Gas & Electric (BG&E Baltimore County (MD)	Equitrans LP PA & W. VA

Major Energy Services, LLC:

Baltimore Gase & Electric (BG&E) Baltimore County (MD)	NY & PA - National Fuel Onondaga and Kings county (NY)
NYSEG - Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)	RG&E - Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)

NIMO-Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)	NYSEG - Columbia Gas Transmission Richland, Franklin, Montgomery, Hocking, Vinton & Guernse County
Empire Pipeline, Inc. Steuben County, NY

Verde:

Columbia Ohio (COH) Richland, Franklin, Montgomery, Hocking, Vinton & Guernse County	Dominion East Ohio Wayne, Stark & Summit county
NIMO – Dominion Transmission, Inc. Storage for Dominion operates as an aggregate with the following breakdown allocation: PA (63.405%) NY (9.7463%) W. VA (26.8487%)	Equitrans LP PA & W. VA

Annex E

[See attached.]

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE
[Date]
Coӧperatieve Rabobank U.A., New York Branch, as Administrative Agent
Rabobank Loan Syndications
245 Park Avenue
New York, NY 10167
Attention: Loan Syndications
Facsimilie: (212) 808-2578
Email: syndications.ny@rabobank.com; with a copy to: Jasvir.sihra@rabobank.com

•
Re:    Credit Agreement, dated as of May 19, 2017 (as amended or supplemented from time to time, the “Agreement”), by and among Spark Energy, Inc. (“Parent”), Spark HoldCo, LLC (“HoldCo”), Spark Energy, LLC (“Spark”), Spark Energy Gas, LLC (“SEG”), CenStar Energy Corp (“CenStar”), Censtar Operating Company, LLC (“Censtar Opco”), Oasis Power, LLC (“Oasis”), Oasis Power Holdings, LLC (“Oasis Holdings”), Electricity Maine, LLC (“Maine”), Electricity N.H., LLC (“NH”), Provider Power Mass, LLC (“Mass”), Major Energy Services LLC (“Major”), Major Energy Electric Services LLC (“Electric”), Respond Power LLC (“Respond”), Perigee Energy, LLC (“Perigee”), Verde Energy USA, Inc., (“Verde Inc.”), Verde Energy USA Commodities, LLC (“Verde Commodities”) Verde Energy USA Connecticut, LLC (“Verde Connecticut”), Verde Energy USA DC, LLC (“Verde DC”), Verde Energy USA Illinois, LLC, (“Verde Illinois”), Verde Energy USA Maryland, LLC (“Verde Maryland”), Verde Energy USA Massachusetts, LLC (“Verde Massachusetts”), Verde Energy USA New Jersey, LLC (“Verde New Jersey”), Verde Energy USA New York, LLC (“Verde New York”), Verde Energy USA Ohio, LLC (“Verde Ohio”), Verde Energy USA Pennsylvania, LLC (“Verde Pennsylvania”), Verde Energy USA Texas Holdings, LLC (“Verde Texas Holdings”), Verde Energy USA Trading, LLC (“Verde Trading”), Verde Energy Solutions, LLC (“Verde Solutions”), Verde Energy USA Texas, LLC (“Verde Texas”), Hiko Energy, LLC (“Hiko”), as co-borrowers, Coӧperatieve Rabobank U.A., New York Branch, as administrative agent, and the other financial institutions which may become a party thereto (collectively, the “Banks”).

Ladies and Gentlemen:
The undersigned Responsible Officer (as that term is defined in the Agreement) certifies to the Banks that Parent, HoldCo, Spark, SEG, CenStar, Censtar Opco, Oasis, Oasis Holdings, Maine, NH, Mass, Major, Electric, Respond, Perigee, Verde, Inc., Verde Commodities, Verde Connecticut, Verde DC, Verde Illinois, Verde Maryland, Verde Massachusetts, Verde New Jersey, Verde New York, Verde Ohio, Verde Pennsylvania, Verde Texas Holdings, Verde Trading, Verde Solutions, Verde Texas, and Hiko are in compliance with the Agreement and in particular certifies the following as of ________, 20__:
1.     Financial Covenants:

	Actual Level	Required Level
(i) Fixed Charge Coverage Ratio	_____ to _____;	1.25 to 1.00;
(ii) Total Leverage Ratio	_____ to _____;	2.50 to 1.00;
(iii) Senior Secured Leverage Ratio	_____ to______;	1.85:1.00

2.    Delivered herewith as Annex I are reasonably detailed calculations and supporting documentation demonstrating compliance by the Loan Parties with the financial covenants contained in Section 7.09 of the Credit Agreement.
3.    Since [_______________] 1[no Default or Event of Default has occurred under the Credit Agreement][a Default or Event of Default has occurred, as described on Annex 2 hereto, and the action proposed to be taken with respect thereto is described on Annex 2 hereto].
Very truly yours,

SPARK ENERGY, INC.
a Delaware corporation

By:    ______________________
Name:    ______________________
Title: Responsible Officer

1 The date of the last similar certification, or, if none, the Closing Date.

Annex I
[Attached.]

Annex II
[Attached.]